UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 2, 2003

BIG CITY RADIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-13715	13-3790661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1888 Century Park East, Suite 212, Los Angeles, CA		90067
(Address of Principal Executive Offices)		(Zip Code)

(310) 556-2489
(Registrant’s telephone number, include area code)

BIG CITY RADIO, INC.

ITEM 2. ACQUISITIONS OR DISPOSITIONS OF ASSETS

On May 2, 2003, the Company and Hispanic Broadcasting Corporation (HBC) signed (i) a Second Amendment to the Asset Purchase Agreement dated January 2, 2003 (as amended by the First Amendment to Asset Purchase Agreement dated as of January 10, 2003) and (ii) an Amended and Restated Time Brokerage Agreement, in connection with its previously announced sale of radio station WXXY-FM (licensed to Highland Park, Illinois).  Those amendments resulted in the sale, on that date, of certain non-license assets used in the operation of the radio station.  On that date, HBC paid the Company $29.875 million for those non-license assets.  The transfer of the license assets remain subject to initial Federal Communications Commission (FCC) approval for the assignment of the FCC licenses.   Under the terms of the Second Amendment, the remaining $3 million will be paid on the earlier of (i) the date of receipt of initial FCC approval of the transfer of the FCC station license to HBC, or (ii) if HBC has not assigned the Agreement to an unaffiliated third party prior to the eighteenth month anniversary date of the Second Amendment, then the eighteenth month date.

The sale described above substantially completes the previously announced sale of the Company’s Los Angeles and New York area radio stations and specified Chicago area radio stations.  On April 3, 2003, the Company issued a press release announcing that it had closed its previously announced sale of its four New York area radio stations to Nassau Broadcasting Holdings, Inc. for $43.0 million in cash.  On April 7, 2003, the Company issued a press release announcing that it had closed on its previously announced sale of radio stations WDEK-FM (licensed to De Kalb, Illinois), WKIE-FM (licensed to Arlington Heights, Illinois) and WKIF-FM (licensed to Kankakee, Illinois) to Spanish Broadcasting System of Illinois, Inc., for approximately $22 million in cash.  On April 17, 2003 the Company issued a press release announcing that it had closed on its previously announced sale of its three FM radio stations (KSSC-FM, KSSD-FM and KSSE-FM) serving the greater Los Angeles market to Entravision Communications Corporation for $100 million in cash and 3.77 million shares of Entravision’s Class A Common Stock.  The above referenced press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Further information regarding the sales of the Company’s Los Angeles, New York and Chicago area radio station assets described above and in the Press Releases are set forth in the Company’s Joint Information Statement/Prospectus, dated March 18, 2003 (the “Information Statement”) a copy of which is attached hereto as Exhibit 99.4 and incorporated herein by reference

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)                                  The Information Statement attached hereto as Exhibit 99.4 and incorporated herein by reference includes the Pro Forma Financial Information required by this item.

(b)                                 Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated April 3, 2003
99.2	Press Release dated April 7, 2003
99.3	Press Release dated April 17, 2003
99.4

Big City Radio, Inc. Joint Proxy Statement/Prospectus, dated March 18, 2003 (incorporated by reference from Amendment No. 1 to the Registration Statement on Form S-4, Registration No. 333-102553  filed by Entravision Communications Corporation on March 18, 2003)

99.5

Second Amendment to Asset Purchase Agreement, dated as of May 2, 2003, by and among Big City Radio, Inc., a Delaware corporation, BIG CITY RADIO-CHI, L.L.C., a Delaware limited liability company, HBC ILLINOIS, INC., a Delaware corporation, and HBC LICENSE CORPORATION, a Delaware corporation

99.6

Amended and Restated Time Brokerage Agreement, dated as of the May 2, 2003, by and between HBC ILLINOIS, INC., a Delaware corporation, and BIG CITY RADIO-CHI, L.L.C., a Delaware limited liability company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2003

BIG CITY RADIO, INC.

	By:	/s/ Paul R. Thomson
Paul R. Thomson Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release dated April 3, 2003 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 21, 2003 (File No.001-13715))
99.2	Press Release dated April 7, 2003 2003 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 21, 2003 (File No. 001-13715))
99.3	Press Release dated April 17, 2003 2003 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 21, 2003 (File No. 001-13715))
99.4

Big City Radio, Inc. Joint Proxy Statement/Prospectus, dated March 18, 2003 (incorporated by reference from Amendment No. 1 to the Registration Statement on Form S-4, Registration No. 333- 102553 filed by Entravision Communications Corporation on March 18, 2003).

99.5

Second Amendment to Asset Purchase Agreement, dated as of May 2, 2003, by and among Big City Radio, Inc., a Delaware corporation, BIG CITY RADIO-CHI, L.L.C., a Delaware limited liability company, HBC ILLINOIS, INC., a Delaware corporation, and HBC LICENSE CORPORATION, a Delaware corporation.

99.6

Amended and Restated Time Brokerage Agreement, dated as of the May 2, 2003, by and between HBC ILLINOIS, INC., a Delaware corporation, and BIG CITY RADIO-CHI, L.L.C., a Delaware limited liability company.